MFS(R) Proxy Information










                           The 2001 Shareholder Proxy
                                for MFS(R) Funds
                          Information for plan sponsors

                   The 2001 Shareholder Proxy for MFS(R) Funds
                                       4.5 million MFS account holders affected



Starting in August 2001, the MFS funds began mailing proxies to more than 4.5 million account holders. Because this is such a massive undertaking, these proxy mailings will be sent in groups from late August through mid-September. Please see the Record, Mailing, and Meeting grid at the back of this piece. You will receive

     o the proxy proposal
     o a similar plain-spoken version of what you're reading now
     o proxy voting instructions that vary by fund

Generally, each proxy will include more than one fund. We are householding the mailings so that if you have more than one account in the affected funds you will receive one proxy booklet and one sheet of voting instructions. However, if you own multiple accounts, you will receive multiple proxy cards -- one for each account. The following questions and answers will give you some insight into the proxy process and the key issues that will be addressed.


Issues and answers in plain English

1.   Who is eligible to vote?
     Shareholders of record on the record date are entitled to vote at the meeting or at any adjournment of the meeting. They may cast one vote for each share of record that they own on each matter presented at the meeting that affects their fund.

2.   What will shareholders be voting on?

     o    To elect a Board of Trustees -- All Funds

          The purpose of this proposal is to streamline the oversight of the MFS funds by creating a combined Board that will oversee almost all MFS funds organized in the United States. Currently, three separate Boards of Trustees serve these MFS funds. Due to a number of pending Trustee retirements, the combined board will avoid the need to add new Trustees to the various boards in the near future.

          The combined Board would reduce the duplication of Board materials and reports and avoid repeated presentations by the same personnel at different meetings.

     o To authorize the Trustees to adopt an amended and restated Declaration of Trust -- All Funds

          The Declaration of Trust is the charter document that describes how a fund conducts business and how it is governed. This proposal would modernize the Declaration of Trust and make it the same for almost all MFS funds.

     o To amend, remove, or add certain fundamental investment policies -- All Funds

          The MFS funds have certain fundamental investment policies that cannot be changed without shareholder approval. Some of these policies are no longer needed due to changes in applicable laws and can now be eliminated or revised.

          This proposal would modernize the funds ' fundamental investment policies and make them the same for almost all of the MFS funds. The funds will continue to be managed in accordance with the investment policies described in their prospectuses. The Trustees do not expect that the revised policies will change significantly the level of investment risk associated with an investment in the funds.

     o    To approve a new Investment Advisory Agreement with MFS - All Funds

          Each MFS fund has an Investment Advisory Agreement with MFS.

          This proposal would modernize these Agreements and make them the same for almost all of the MFS funds. Under this proposal, the investment management fee payable by the funds would not change.

     o To approve a new investment management fee - This proposal is for the following 11 funds ONLY

               o MFS(R)Bond Fund
               o MFS(R)Government Securities Fund
               o MFS(R)Government Limited Maturity Fund
               o MFS(R)Global Total Return Fund
               o MFS(R)High Income Fund
               o MFS(R)Municipal Bond Fund
               o MFS(R)Municipal Income Fund
               o MFS(R)Municipal High Income Fund
               o MFS(R)Utilities Fund
               o MFS(R)Strategic Income Fund
               o MFS(R)Total Return Fund

          The investment management fee for these MFS funds is based upon a percentage of each fund's average daily net assets and a percentage of the fund 's gross income.

          This proposal would simplify the management fee by basing the fee solely on average daily net assets. This proposal is not designed to increase the management fee, although the effective management fee could be higher or lower than it has been under the current fee structure.

     o To change the funds' investment objectives from fundamental to nonfundamental - MFS(R) Money Market Fund and MFS(R) Government Money Market Fund ONLY

          Currently, the investment objectives of these funds may
          not  be  changed  without   shareholder   approval.   (The  investment
          objectives of the other MFS funds are currently nonfundamental.)

          This proposal would allow the funds' Trustees to change the investment objectives without obtaining further shareholder approval. The added flexibility would permit the fund to react more quickly if it determines that such a change is in shareholders' best interest. The proposal would save the cost and time delays of conducting a shareholder meeting. Currently, the Trustees have no intention to change the investment objective of either fund.

          The proposal would save the cost and time delays of conducting a shareholder meeting. Currently, the Trustees have no intention of changing the investment policies of any of the funds.

     o To ratify the selection of the independent public accountants for the current fiscal year.

          This is a standard, routine item on proxy statements.

3.   Where can I get more information on these proxies?

     Visit our Web site at www.mfs.com for the most current information. Please see the grid on the next page that provides fund record, mailing, and meeting dates.

    Record date: July 27, 2001                                        Record date: August 14, 2001
    Mailing date: August 27, 2001                                     Mailing date: September 13, 2001
    Meeting date: October 19, 2001                                    Meeting date: November 7, 2001
    ------------------------------                                    ------------------------------
    Massachusetts Investors Trust (MIT)*                              MFS(R)Government Limited Maturity Fund
    Massachusetts Investors Growth Stock Fund                         MFS(R)Cash Reserve Fund
    MFS(R)Growth Opportunities Fund                                   MFS(R)Global Asset Allocation Fund
    MFS(R)Government Securities Fund                                  MFS(R)Strategic Growth Fund
    MFS(R)High Income Fund                                            MFS(R)Research Growth and Income Fund
    MFS(R)Municipal High Income Fund                                  MFS(R)Core Growth Fund
    MFS(R)High Yield Opportunities Fund                               MFS(R)Value Fund
    MFS(R)Money Market Fund                                           MFS(R)New Discovery Fund
    MFS(R)Government Money Market Fund                                MFS(R)Research International Fund
    MFS(R)Municipal Bond Fund                                         MFS(R)Technology Fund
    MFS(R)Mid Cap Growth Fund                                         MFS(R)Global Telecommunications Fund
    MFS(R)Total Return Fund                                           MFS(R)Managed Sectors Fund
    MFS(R)Research Fund                                               MFS(R)Emerging Growth Fund
    MFS(R)International New Discovery Fund                            MFS(R)Large Cap Growth Fund
    MFS(R)Capital Opportunities Fund                                  MFS(R)Global Total Return Fund
    MFS(R)Bond Fund                                                   MFS(R)Utilities Fund
    MFS(R)Limited Maturity Fund                                       MFS(R)Global Equity Fund
    MFS(R)Municipal Limited Maturity Fund                             MFS(R)Strategic Income Fund
    MFS(R)Research Bond Fund                                          MFS(R)Global Growth Fund
    MFS(R)Government Mortgage Fund                                    MFS(R)State Municipal Funds
    MFS(R)Emerging Markets Equity Fund                                MFS(R)Municipal Income Fund
    MFS(R)International Growth Fund
    MFS(R)International Investors Trust
    MFS(R)Strategic Value Fund













* MIT will not technically hold a shareholder meeting but instead will solicit ballots for an indefinite period. MIT shareholders will be asked to return their ballots by October 19, 2001.

                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ X ]
Filed by a party other than the Registrant
Check the appropriate box:  [   ] Preliminary Proxy Statement
                            [   ] Confidential for Use of the Commission
                                   Only (as permitted by Rule 14a-6(e)(2))
                            [   ] Definitive Proxy Statement
                            [ X ] Definitive Additional Materials
                            [   ] Soliciting Material Pursuant to Rule 14a-11(c)
                                   or Rule 14a-12


MFS(R) Series Trust I (File Nos. 33-7638 and 811-4777) on behalf of MFS(R) Cash Reserve Fund, MFS(R) Core Growth Fund, MFS(R) Global Asset Allocation Fund, MFS(R) Global Telecommunications Fund, MFS(R) Managed Sectors Fund, MFS(R) New Discovery Fund, MFS(R) Research Growth and Income Fund, MFS(R) Research International Fund, MFS(R) Strategic Growth Fund, MFS(R) Technology Fund and MFS(R) Value Fund; MFS(R) Series Trust II (File Nos. 33-7637 and 811-4775) on behalf of MFS(R) Emerging Growth Fund and MFS(R) Large Cap Growth Fund; MFS(R) Series Trust III (File Nos. 2-60491 and 811-2794) on behalf of MFS(R) High Income Fund, MFS(R) High Yield Opportunities Fund and MFS(R) Municipal High Income Fund; MFS(R) Series Trust IV (File Nos. 2-54607 and 811-2594) on behalf of MFS(R) Government Money Market Fund, MFS(R) Mid Cap Growth Fund, MFS(R) Money Market Fund and MFS(R) Municipal Bond Fund; MFS(R) Series Trust V (File Nos. 2-38613 and 811-2031) on behalf of MFS(R) International New Discovery Fund, MFS(R) Research Fund and MFS(R) Total Return Fund; MFS(R) Series Trust VI (File Nos. 33-34502 and 811-6102) on behalf of MFS(R) Global Equity Fund, MFS(R) Global Total Return Fund and MFS(R) Utilities Fund; MFS(R) Series Trust VII (File Nos. 2-68918 and 811-3090) on behalf of MFS(R) Capital Opportunities Fund; MFS(R) Series Trust VIII (File Nos. 33-37972 and 811-5262) on behalf of MFS(R) Global Growth Fund and MFS(R) Strategic Income Fund; MFS(R) Series Trust IX (File Nos. 2-50409 and 811-2464) on behalf of MFS(R) Bond Fund, MFS(R) Limited Maturity Fund, MFS(R) Municipal Limited Maturity Fund and MFS(R) Research Bond Fund; MFS(R) Series Trust X (File Nos. 33-1657 and 811-4492) on behalf of MFS(R) Emerging Markets Equity Fund, MFS(R) Government Mortgage Fund, MFS(R) International Growth Fund, MFS(R) International Investors Trust and MFS(R) Strategic Value Fund; Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-859); Massachusetts Investors Trust (File Nos. 2-11401 and 811-203); MFS(R) Government Limited Maturity Fund (File Nos. 2-96738 and 811-4253); MFS(R) Government Securities Fund (File Nos. 2-74959 and 811-3327); MFS(R) Growth Opportunities Fund (File Nos. 2-36431 and 811-2032); MFS(R) Municipal Series Trust (File Nos. 2-92915 and 811-4096) on behalf of MFS(R)
Alabama Municipal Bond Fund, MFS(R) Arkansas Municipal Bond Fund, MFS(R) California Municipal Bond Fund, MFS(R) Florida Municipal Bond Fund, MFS(R) Georgia Municipal Bond Fund, MFS(R) Maryland Municipal Bond Fund, MFS(R) Massachusetts High Income Tax Free Fund, MFS(R) Massachusetts Municipal Bond Fund, MFS(R) Mississippi Municipal Bond Fund, MFS(R) New York High Income Tax Free Fund, MFS(R) New York Municipal Bond Fund, MFS(R) North Carolina Municipal Bond Fund, MFS(R) Pennsylvania Municipal Bond Fund, MFS(R) South Carolina Municipal Bond Fund, MFS(R) Tennessee Municipal Bond Fund, MFS(R) Virginia Municipal Bond Fund, MFS(R) West Virginia Municipal Bond Fund and MFS(R) Municipal Income Fund
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(Name of Registrant as Specified in its Charter)

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     (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
     [ X ]    No fee required

     [   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
              and 0-11.

     (1)      Title of each class of securities to which transaction applies:
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     (2)      Aggregate number of securities to which transaction applies:
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     (3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4)      Proposed maximum aggregate value of transaction:
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     (5)      Total Fee Paid:
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     [   ]    Fee paid previously with preliminary materials.
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     [   ]    Check box if any part of the fee is offset as provided by
              Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)      Amount previously paid:
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     (2)      Form, Schedule or Registration Statement No.:
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     (3)      Filing Party:
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     (4)      Date Filed:
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




                    MASSACHUSETTS FINANCIAL SERVICES COMPANY
              500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116-3741
                                 (617) 954-5000





                                        September 27, 2001

VIA EDGAR
Securities and Exchange Commission
Division of Investment Management
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

     Re: MFS(R) Series Trust I (File Nos. 33-7638 and 811-4777) on behalf of MFS(R) Cash Reserve Fund, MFS(R) Core Growth Fund, MFS(R) Global Asset Allocation Fund, MFS(R) Global Telecommunications Fund, MFS(R) Managed Sectors Fund, MFS(R) New Discovery Fund, MFS(R) Research Growth and Income Fund, MFS(R) Research International Fund, MFS(R) Strategic Growth Fund, MFS(R) Technology Fund and MFS(R) Value Fund; MFS(R) Series Trust II (File Nos. 33-7637 and 811-4775) on behalf of MFS(R) Emerging Growth Fund and MFS(R) Large Cap Growth Fund; MFS(R) Series Trust III (File Nos. 2-60491 and 811-2794) on behalf of MFS(R) High Income Fund, MFS(R) High Yield Opportunities Fund and MFS(R) Municipal High Income Fund; MFS(R) Series Trust IV (File Nos. 2-54607 and 811-2594) on behalf of MFS(R) Government Money Market Fund, MFS(R) Mid Cap Growth Fund, MFS(R) Money Market Fund and MFS(R) Municipal Bond Fund; MFS(R) Series Trust V (File Nos. 2-38613 and 811-2031) on behalf of MFS(R) International New Discovery Fund, MFS(R) Research Fund and MFS(R) Total Return Fund; MFS(R) Series Trust VI (File Nos. 33-34502 and 811-6102) on behalf of MFS(R) Global Equity Fund, MFS(R) Global Total Return Fund and MFS(R) Utilities Fund; MFS(R) Series Trust VII (File Nos. 2-68918 and 811-3090) on behalf of MFS(R) Capital Opportunities Fund; MFS(R) Series Trust VIII (File Nos. 33-37972 and 811-5262) on behalf of MFS(R) Global Growth Fund and MFS(R) Strategic Income Fund; MFS(R) Series Trust IX (File Nos. 2-50409 and 811-2464) on behalf of MFS(R) Bond Fund, MFS(R) Limited Maturity Fund, MFS(R) Municipal Limited Maturity Fund and MFS(R) Research Bond Fund; MFS(R) Series Trust X (File Nos. 33-1657 and 811-4492) on behalf of MFS(R) Emerging Markets Equity Fund, MFS(R) Government Mortgage Fund, MFS(R) International Growth Fund, MFS(R) International Investors Trust and MFS(R) Strategic Value Fund; Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-859); Massachusetts Investors Trust (File Nos. 2-11401 and 811-203); MFS(R) Government Limited Maturity Fund (File Nos. 2-96738 and 811-4253); MFS(R) Government Securities Fund (File Nos. 2-74959 and 811-3327); MFS(R) Growth Opportunities Fund (File Nos. 2-36431 and 811-2032); MFS(R) Municipal Series Trust (File Nos. 2-92915 and 811-4096) on behalf of MFS(R) Alabama Municipal Bond Fund, MFS(R) Arkansas Municipal Bond Fund, MFS(R) California Municipal Bond Fund, MFS(R) Florida Municipal Bond Fund, MFS(R) Georgia Municipal Bond Fund, MFS(R) Maryland Municipal Bond Fund, MFS(R) Massachusetts High Income Tax Free Fund, MFS(R) Massachusetts
          Municipal Bond Fund, MFS(R) Mississippi Municipal Bond Fund, MFS(R) New York High Income Tax Free Fund, MFS(R) New York Municipal Bond Fund, MFS(R) North Carolina Municipal Bond Fund, MFS(R) Pennsylvania Municipal Bond Fund, MFS(R) South Carolina Municipal Bond Fund, MFS(R) Tennessee Municipal Bond Fund, MFS(R) Virginia Municipal Bond Fund, MFS(R) West Virginia Municipal Bond Fund and MFS(R) Municipal Income Fund;

Ladies and Gentlemen:

     We enclose herewith pursuant to rule 20a-1 under the Investment Company Act of 1940, as amended, and Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended (the "1934 Act"), a definitive copy of additional solicitation materials delivered to plan sponsors in connection with Special Meetings of Shareholder, to be held in October and November.

     If you have any questions, please do not hesitate to call the undersigned at (617) 954-5047.

                                        Sincerely,



                                        JAMES F. DESMARAIS
                                        James F. DesMarais
                                        Assistant General Counsel

JFD/bjn
Enclosures